UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 27, 2008

Date of report (Date of earliest event reported)

SL Green Realty Corp.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-13199	13-3956775
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

420 Lexington Avenue
New York, New York		10170
(Address of Principal Executive Offices)		(Zip Code)

(212) 594-2700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry Into a Material Definitive Agreement.

On October 27, 2008, GKK Manager LLC (the “Manager”), a majority-owned subsidiary of SL Green Realty Corp. (the “Company”), entered into a Second Amended and Restated Management Agreement (the “Second Amended Management Agreement”) with Gramercy Capital Corp. (“Gramercy”) and GKK Capital LP (the “GKK LP”).  Gramercy is externally managed and advised by the Manager and the Company owns approximately 15.8% of the outstanding shares of Gramercy’s common stock (the “Common Stock”).

The Second Amended Management Agreement generally contains the same terms and conditions as the Amended and Restated Management Agreement, dated as of April 19, 2006, except for the following material changes: (i) reduces the annual base management fee payable by Gramercy to the Manager to 1.50% of Gramercy’s stockholders’ equity; (ii) reduces the termination fee to an amount equal to the management fee earned by the Manager during the 12-month period immediately preceding the effective date of the termination; and (iii) provides that all management, service and similar fees relating to Gramercy’s collateralized debt obligations that the Manager is entitled to receive shall be remitted by the Manager to Gramercy for any period from and after July 1, 2008.  The foregoing description of the Second Amended Management Agreement is qualified in its entirety by reference to the text of the Second Amended Management Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02.      Termination of a Material Definitive Agreement.

On October 27, 2008, the Manager and SLG Gramercy Services LLC (the “Servicer”) entered into an agreement (the “Termination of Asset Servicing Agreement”), which was also acknowledged and agreed to by Gramercy, to terminate, effective as of September 30, 2008, the Amended and Restated Asset Servicing Agreement, dated as of April 19, 2006.  A copy of the Termination of Asset Servicing Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

On October 27, 2008, the Manager and SL Green Operating Partnership, L.P. (the “Operating Partnership” and together with the Company, “SL Green”) entered into an agreement (the “Termination of Outsource Agreement”) to terminate, effective as of September 30, 2008, the Amended and Restated Outsource Agreement, dated as of April 19, 2006.  A copy of the Termination of Outsource Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 8.01.      Other Events.

On October 27, 2008, the Company, the Operating Partnership, Gramercy and GKK LP entered into a services agreement (the “Services Agreement”) pursuant to which SL Green will provide consulting and other services to Gramercy.  SL Green will make Marc Holliday, Andrew Mathias and David Schonbraun available in connection with the provision of the services until the earliest of (i) September 30, 2009, (ii) the termination of the Second Amended Management Agreement or (iii) with respect to a particular executive, the termination of any such executive’s employment with the Company.  In consideration for the consulting services, SL Green will receive from Gramercy a fee of $200,000 per month, payable, at Gramercy’s option, in cash or, if permissible under applicable law or the requirements of the exchange on which the shares of the Common Stock trade, shares of Common Stock.  SL Green will also provide Gramercy with certain other services described in the Services Agreement for a fee of $100,000 per month in cash and for a period terminating at the earlier of (i) three months after the date of the Services Agreement, subject to a one-time 30-day extension, or (ii) the termination of the Second Amended Management Agreement.

On October 27, 2008, the Manager entered into a letter agreement (the “Letter Agreement”) with the Operating Partnership, Gramercy, GKK LP and the individual limited partners of GKK LP party thereto, pursuant to which the holders of the Class B Units of GKK LP (the “Class B Units”) agreed to waive their respective rights to receive distributions payable on the Class B Units in respect of the period commencing July 1, 2008 and ending on December 31, 2008.  For all periods from and after January 1, 2009, the holders of the Class B Units shall continue to receive distributions from GKK LP in accordance with the partnership agreement of GKK LP, except that Gramercy may, at its option, elect to assume directly and satisfy the right of the holders to receive distributions, if permissible under applicable law or the requirements of the exchange on which the shares of Common Stock trade, in shares of Common Stock.  In addition, the Letter Agreement provides that Gramercy will not amend certain provisions of its charter and bylaws related to indemnification of directors and officers in a manner that is adverse to the Operating Partnership or any of the individuals party to the Letter Agreement, other than any amendments that would only apply to acts or omissions occurring after the date of such amendment.

On October 27, 2008, Marc Holliday, the Company’s Chief Executive Officer, Andrew Mathias, the Company’s President and Chief Investment Officer and Gregory F. Hughes, the Company’s Chief Financial Officer and Chief Operating Officer resigned as Chief Executive Officer, Chief Investment Officer and Chief Credit Officer, respectively, of Gramercy.  Mr. Holliday also resigned as President of Gramercy effective as of October 28, 2008.  Mr. Holliday and Mr. Mathias will remain as consultants to Gramercy through the earliest of (i) September 30, 2009, (ii) the termination of the Second Amended Management Agreement or (iii) the termination of their respective employment with the Company.

Item 9.01       Financial Statements and Exhibits.

 (d)                  Exhibits

Exhibit No.	Description

10.1	Second Amended and Restated Management Agreement, dated as of October 27, 2008, by and among Gramercy Capital Corp., GKK Capital LP and GKK Manager LLC.
10.2

Termination of Amended and Restated Asset Servicing Agreement, dated as of October 27, 2008, by and between GKK Manager LLC and SLG Gramercy Services LLC, and acknowledged and agreed to by Gramercy Capital Corp.

10.3	Termination of Amended and Restated Outsource Agreement, dated as of October 27, 2008, by and between GKK Manager LLC and SL Green Operating Partnership, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 31, 2008

SL GREEN REALTY CORP.

By:	/s/ Gregory F. Hughes
	Name:	Gregory F. Hughes
	Title:	Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

10.1	Second Amended and Restated Management Agreement, dated as of October 27, 2008, by and among Gramercy Capital Corp., GKK Capital LP and GKK Manager LLC.
10.2

Termination of Amended and Restated Asset Servicing Agreement, dated as of October 27, 2008, by and between GKK Manager LLC and SLG Gramercy Services LLC, and acknowledged and agreed to by Gramercy Capital Corp.

10.3	Termination of Amended and Restated Outsource Agreement, dated as of October 27, 2008, by and between GKK Manager LLC and SL Green Operating Partnership, L.P.